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                                                                  EXHIBIT 10.16D

                 AMENDMENT TO SUBSCRIPTION AGREEMENT AND WAIVER

     AMENDMENT TO SUBSCRIPTION AGREEMENT AND WAIVER, dated as of June 18, 1997 (this "Amendment and Waiver"), among STAR DIGITEL LIMITED, a Hong Kong corporation with its principal offices at 12/F Sun Hung Kai Centre, 30 Harbour Road, Wanchai, Hong Kong (the "Company"), STAR TELECOM HOLDING LIMITED, a Hong Kong corporation with its registered offices at 6th Floor, Star Telecom Tower, 414 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong ("STHL"), INTERNATIONAL WIRELESS COMMUNICATIONS, INC., a Delaware corporation with its principal offices at 400 South El Camino Real, San Mateo, CA 94402, U.S.A. ("IWC"), and IWC CHINA LIMITED, a Mauritius corporation with its principal offices at 400 South El Camino Real, San Mateo, CA 94402, U.S.A. ("IWC China"). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Subscription Agreement among the Company, STHL and IWC, dated as of September 23, 1996 (the "Subscription Agreement").

     The Subscription Agreement sets forth, among other things, the terms and conditions under which STHL and IWC will subscribe for the Second STHL Shares and the Second IWC Shares, respectively.

     Pursuant to Section 1.1 of the Subscription Agreement, IWC has, pursuant to an Assignment and Assumption Agreement of even date herewith, between IWC and IWC China, assigned its rights under Section 1.2 (c) of the Subscription Agreement to subscribe for the Second IWC Shares to IWC China.

The parties wish to amend the Subscription Agreement as provided herein, and to waive certain conditions precedent relating to IWC China's subscription of the Second IWC Shares, STHL's subscription of the Second STHL Shares and IWC China's payment of the Hebei Premium.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   AMENDMENT OF SUBSCRIPTION AGREEMENT.

          (a) Section 1.3 of the Subscription Agreement is hereby amended by deleting the last sentence, and deleting clause (b) in its entirety and replacing it with the following:

     "(b) on June 18, 1997, pay and deliver to STHL, or cause its Designated Assignee to pay or deliver, cash in the amount of US$9,000,000 by wire transfer of immediately available funds to the bank account designated in writing by STHL."

          (b) Section 3.2 of the Subscription Agreement is hereby amended by deleting the last two sentences thereto and replacing them with the following:



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     "The Second Closing shall take place on a date designated by IWC which shall not be later than June 17, 1998. The Company and STHL shall have no obligation to complete the Second Closing unless the amount of US$9,000,000 has been paid by IWC or its Designated Assignee to STHL pursuant to Section 1.3(b)."

          (c) Section 5.4 of the Subscription Agreement is hereby amended by deleting the word "PRC" and replacing it with the words "People's Republic of China ("PRC").

          (d) Section 10.1 of the Subscription Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

     "Each of the Company and STHL shall have delivered to IWC a certificate, dated the Second Closing Date, and signed by each party, to the effect set forth in the preceding sentence."

          (e) Section 11.1 of the Subscription Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

     "IWC shall have delivered to the Company a certificate, dated the Second Closing Date and signed by IWC, to the effect set forth in the preceding sentence."

          (f) Clauses (a) and (b) of the Section 13.2 of the Subscription Agreement are hereby amended by deleting the phrase "the first anniversary of the First Closing Date" and replacing it with "June 17, 1998."

          (g) Clause (f) of Section 15.1 of the Subscription Agreement is hereby amended by changing the section reference for the defined term "PRC" from "1.3" to "5.4" and deleting the references to "Deadline Date" and "Hebei Restructuring."

     2.   WAIVERS OF CONDITIONS PRECEDENT AND RIGHTS.

          (a) IWC China, as Designated Assignee of IWC, hereby waives the fulfillment of the conditions precedent to its obligations to enter into and complete the Second Closing set forth in the first sentence of Section 10.1 and in Sections 10.3 and 10.4 of the Subscription Agreement.

          (b) IWC hereby waives its rights under Section 12 and Section 13.2(c) of the Subscription Agreement.



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          (c)  The Company hereby waives the fulfillment of the conditions precedent to its obligations to enter into and complete the Second Closing set forth in the first sentence of Section 11.1 and Section 11.3 of the Subscription Agreement.

     3.   CONTINUING EFFECT OF THE SUBSCRIPTION AGREEMENT.

     Except as otherwise expressly provided herein, all of the terms and conditions of the Subscription Agreement are hereby ratified and shall remain unchanged and shall continue in full force and effect.

     4.   FURTHER ASSURANCES.

     Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to give effect to the provisions of this Amendment and Waiver.

     5.   MISCELLANEOUS.

          (a) This Amendment and Waiver shall be governed by and construed in accordance with the laws of England and Wales.

          (b) This Amendment and Waiver may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment and Waiver, as of the date first above written.

                              STAR DIGITEL LIMITED


                              By: /s/ Wei Yuan
                                  ---------------------------------------
                                   Name:  Mr. Wei Yuan
                                   Title:  President and Chief
                                   Executive Officer


                              STAR TELECOM HOLDING LIMITED


                              By: /s/ Mico Chung
                                  ---------------------------------------
                                   Name:  Mr. Mico Chung
                                   Title:  Authorized Representative

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                              INTERNATIONAL WIRELESS
                              COMMUNICATIONS, INC.


                              By: /s/ Hugh B.L. McClung
                                  ---------------------------------------
                                   Name:  Mr. Hugh B.L. McClung
                                   Title:  Vice Chairman and Managing
                                   Director, Asia


                              IWC CHINA LIMITED


                              By: /s/ Hugh B.L. McClung
                                  ---------------------------------------
                                   Name:  Mr. Hugh B.L. McClung
                                   Title:  Chairman